Exhibit 99.2



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                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Flanders Corporation (the "Company"), on Form 10-Q/A for the quarter ended March 31, 2002, Steven K. Clark hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1. The quarterly report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 19th, 2002.


                                /s/ Steven K. Clark
                                __________________________________________
                                Steven K. Clark
                                Chief Financial Officer